Contact:

investorrelations@smith-wesson.com

(413) 747-3448

Smith & Wesson Brands, Inc. Reports

Third Quarter Fiscal 2022 Financial Results

-	Two-Year Compounded Sales Growth of more than 118%
-	Gross Margin of 39.6%
-	EPS of $0.65/Share and EBITDAS Margin of 29.2%
-	2.8 Million Shares Repurchased
-	$107 million of Cash on Hand

SPRINGFIELD, Mass., March 3, 2022 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the third quarter of fiscal 2022, ended January 31, 2022. Unless otherwise indicated, any reference to income statement items refers to results from continuing operations.

Third Quarter Fiscal 2022 Financial Highlights

•	Net sales were $177.7 million, a decrease of $79.9 million, or 31.0%, from the comparable quarter last year, but $50.3 million, or 139.5%, higher than the third quarter in fiscal 2020.

•	Gross margin was 39.6% versus 42.6% in the comparable quarter last year and 28.0% in the third quarter in fiscal 2020.

•	Quarterly GAAP net income was $30.5 million, or $0.65 per diluted share, compared with $62.3 million, or $1.12 per diluted share, for the comparable quarter last year.

•

Quarterly non-GAAP net income was $32.9 million, or $0.69 per diluted share, compared with $62.4 million, or $1.12 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the planned relocation of our headquarters and certain manufacturing and distribution operations to Tennessee, the spin-off of the outdoor products and accessories business in fiscal 2021, COVID-19 related expenses, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $51.9 million, or 29.2% of net sales, compared with $89.8 million, or 34.9% of net sales, for the comparable quarter last year.

•	During the quarter, we purchased 2,788,152 shares of our common stock for $50.0 million, utilizing cash on hand.

Mark Smith, President and Chief Executive Officer, commented, “I am very proud of our team for demonstrating Smith & Wesson’s ability to deliver meaningful profitability no matter the overall market conditions. Although the firearms market remains elevated and healthy with new entrants, it has cooled significantly from the height of the pandemic surge and seems to now be following pre-pandemic historical demand patterns. This macro demand pattern is very familiar to us, and is exactly what our business model is designed to accommodate. Our ability to ramp production aggressively to meet surging demand over the past couple of years fueled significant market share gains for Smith & Wesson and provided a demonstrable proof point for our flexible manufacturing strategy. Our manufacturing team increased throughput by over

82% during the surge, which has enabled us to not only gain impressive market share, but also to set a very solid business foundation for long-term success. Since the demand surge began in March of 2020, we have paid down $160 million of debt and are now debt-free, bought back $200 million of stock, which reduced our outstanding shares by nearly 20%, paid nearly $20 million in dividends, invested nearly $40 million into our business, and today have a strong and healthy balance sheet with over $107 million in cash. Our long-term commitment is to continue to return value to stockholders through regular fixed dividends and share repurchases and, as a result of these accomplishments, we are well positioned to do so.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented “Looking back to where we were during the same quarter in fiscal 2020, you can see how our response to the surge in demand over the last two years has strengthened our foundation, creating an agile business model that optimizes profitability to drive long-term value. Revenue for our third quarter grew from $127.4 million in fiscal 2020 to $257.6 million in fiscal 2021, or a 202.6% increase, and is now at $177.7 million in fiscal 2022. While this represents a 31% decrease from the historic levels recorded last year, it is truly remarkable that we were able to achieve a $50.3 million increase in revenue this quarter versus two years ago on nearly the same number of units shipped. Further, gross margin was 39.6% in the third quarter, which was 300 basis points below the 42.6% realized in the prior year comparable quarter, but 1,160 basis points above the 28% realized in the third quarter of fiscal 2020. Our Board of Directors has again authorized our $0.08 per share quarterly dividend, which will be paid to stockholders of record on March 17, 2022 with payment to be made on March 31, 2022.”

Conference Call and Webcast

The company will host a conference call and webcast on March 3, 2022, to discuss its third quarter fiscal 2022 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 2710778. No RSVP is necessary. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) COVID-19 expenses, (vi) transition costs, (vii) amortization of acquired intangible assets, (viii) spin related stock compensation, (ix) Relocation expense, and (x) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson®, M&P®, and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (800) 331-0852 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our belief that (i) the firearms market seems to now be following pre-pandemic historical demand patterns; (ii) the macro demand pattern is exactly what our business model is designed to accommodate; (iii) we have set a very solid business foundation for long-term success; (iv) that our long-term commitment is to continue to return value to stockholders through regular fixed dividends and share repurchases and, as a result of certain accomplishments, we are well positioned to do so; and (v) our response to the surge in demand over the last two years has strengthened our foundation, creating an agile business model that optimizes profitability to drive long-term value. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the planned relocation of our headquarters and certain of our operations to Tennessee; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2021 and our Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2021.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	January 31, 2022	April 30, 2021
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$107,268	$113,017
Accounts receivable, net of allowances for credit losses of $25 on January 31, 2022 and $107 on April 30, 2021	49,386	67,442
Inventories	134,268	78,477
Prepaid expenses and other current assets	7,521	8,408
Income tax receivable	2,233	909

Total current assets	300,676	268,253

Property, plant, and equipment, net	134,540	141,612
Intangibles, net	4,257	4,417
Goodwill	19,024	19,024
Other assets	10,808	13,082

Total assets	469,305	446,388

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$36,060	$57,337
Accrued expenses and deferred revenue	26,857	33,136
Accrued payroll and incentives	16,223	17,381
Accrued income taxes	362	1,157
Accrued profit sharing	11,502	14,445
Accrued warranty	2,040	2,199

Total current liabilities	93,044	125,655
Deferred income taxes	904	904
Finance lease payable, net of current portion	37,930	38,786
Other non-current liabilities	11,118	14,659

Total liabilities	142,996	180,004

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 74,550,885 issued and 45,510,515 shares outstanding on January 31, 2022 and 74,222,127 shares issued and 49,937,329 shares outstanding on April 30, 2021	75	74
Additional paid-in capital	276,389	273,431
Retained earnings	472,147	325,181
Accumulated other comprehensive income	73	73
Treasury stock, at cost (29,040,370 shares on January 31, 2022 and 24,284,798 on April 30, 2021)	(422,375)	(332,375)

Total stockholders’ equity	326,309	266,384

Total liabilities and stockholders’ equity	$469,305	$446,388

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended January 31,		For the Nine Months Ended January 31,
	2022	2021	2022	2021
	(In thousands, except per share data)
Net sales	$177,738	$257,634	$682,826	$736,247
Cost of sales	107,339	147,955	380,490	433,073

Gross profit	70,399	109,679	302,336	303,174

Operating expenses:
Research and development	1,716	1,757	5,269	5,518
Selling, marketing, and distribution	11,518	10,487	33,575	32,095
General and administrative	17,443	17,054	58,491	62,061

Total operating expenses	30,677	29,298	97,335	99,674

Operating income from continuing operations	39,722	80,381	205,001	203,500

Other income/(expense), net:
Other income/(expense), net	751	952	2,244	1,711
Interest expense, net	(594)	(550)	(1,605)	(3,356)

Total other income/(expense), net	157	402	639	(1,645)

Income from operations before income taxes	39,879	80,783	205,640	201,855
Income tax expense	9,337	18,520	47,281	47,176

Income from continuing operations	$30,542	$62,263	$158,359	$154,679
Discontinued operations:
Income from discontinued operations, net of tax	—	127	—	8,334

Net income	$30,542	$62,390	$158,359	$163,013

Net income per share:
Basic - continuing operations	$0.65	$1.13	$3.32	$2.79

Basic - net income	$0.65	$1.13	$3.32	$2.94

Diluted - continuing operations	$0.65	$1.12	$3.28	$2.75

Diluted - net income	$0.65	$1.12	$3.28	$2.90

Weighted average number of common shares outstanding:
Basic	46,763	55,137	47,769	55,515
Diluted	47,175	55,702	48,307	56,258

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended
	January 31, 2022	January 31, 2021
	(In thousands)
Cash flows from operating activities:
Income from continuing operations	$158,359	$154,679
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,413	24,133
Loss on sale/disposition of assets	31	148
Provision for losses/(recoveries) on notes and accounts receivable	678	(693)
Impairment of long-lived tangible assets	86	—
Deferred income taxes	—	316
Stock-based compensation expense	3,565	3,392
Changes in operating assets and liabilities:
Accounts receivable	17,378	8
Inventories	(55,791)	19,295
Prepaid expenses and other current assets	887	(1,018)
Income taxes	(2,119)	(12,831)
Accounts payable	(21,209)	17,299
Accrued payroll and incentives	(1,158)	2,040
Accrued profit sharing	(2,943)	8,663
Accrued expenses and deferred revenue	(6,322)	(19,950)
Accrued warranty	(159)	421
Other assets	2,188	1,226
Other non-current liabilities	(3,609)	1,309

Cash provided by operating activities - continuing operations	112,275	198,437
Cash used in operating activities - discontinued operations	—	(2,129)

Net cash provided by operating activities	112,275	196,308

Cash flows from investing activities:
Refunds on machinery and equipment	—	310
Payments to acquire patents and software	(218)	(502)
Proceeds from sale of property and equipment	97	—
Payments to acquire property and equipment	(15,090)	(18,378)

Cash used in investing activities - continuing operations	(15,211)	(18,570)
Cash used in investing activities - discontinued operations	—	(1,143)

Net cash used in investing activities	(15,211)	(19,713)

Cash flows from financing activities:
Proceeds from loans and notes payable	—	25,000
Cash paid for debt issuance costs	—	(450)
Payments on finance lease obligation	(813)	(736)
Payments on notes and loans payable	—	(185,000)
Distribution to AOUT	—	(25,000)
Payments to acquire treasury stock	(90,000)	(50,000)
Dividend distribution	(11,393)	(5,594)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	846	2,217
Payment of employee withholding tax related to restricted stock units	(1,453)	(2,201)

Cash used in by financial activities - continuing operations	(102,813)	(241,764)
Cash used in financial activities - discontinued operations	—	(166)

Net cash used inprovided by financing activities	(102,813)	(241,930)

Net decrease in cash and cash equivalents	(5,749)	(65,335)
Cash and cash equivalents, beginning of period	113,017	125,011

Cash and cash equivalents, end of period	$107,268	$59,676

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$1,670	$2,745
Income taxes	$49,402	$63,525

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Nine Months Ended
	January 31, 2022		January 31, 2021		January 31, 2022		January 31, 2021
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$70,399	39.6%	$109,679	42.6%	$302,336	44.3%	$303,174	41.2%
Relocation expenses	1,243	0.7%	—	—	2,330	0.3%	—	—
COVID-19	1	0.0%	22	0.0%	32	0.0%	517	0.1%

Non-GAAP gross profit	$71,643	40.3%	$109,701	42.6%	$304,698	44.6%	$303,691	41.2%

GAAP operating expenses	$30,677	17.3%	$29,298	11.4%	$97,335	14.3%	$99,674	13.5%
Amortization of acquired intangible assets	(72)	0.0%	(83)	0.0%	(214)	0.0%	(248)	0.0%
Transition costs	—	—	(20)	0.0%	80	0.0%	(7,953)	-1.1%
COVID-19	(37)	0.0%	(58)	0.0%	(137)	0.0%	(617)	-0.1%
Spin related stock-based compensation	(43)	0.0%	—	—	(104)	0.0%	(442)	-0.1%
Relocation expenses	(1,737)	-1.0%	—	—	(6,198)	-0.9%	—	—

Non-GAAP operating expenses	$28,788	16.2%	$29,137	11.3%	$90,762	13.3%	$90,414	12.3%

GAAP operating income	$39,722	22.3%	$80,381	31.2%	$205,001	30.0%	$203,500	27.6%
Amortization of acquired intangible assets	72	0.0%	83	0.0%	214	0.0%	248	0.0%
Transition costs	—	—	20	0.0%	(80)	0.0%	7,953	1.1%
COVID-19	38	0.0%	80	0.0%	169	0.0%	1,134	0.2%
Spin related stock-based compensation	43	0.0%	—	—	104	0.0%	442	0.1%
Relocation expenses	2,980	1.7%	—	—	8,528	1.2%	—	—

Non-GAAP operating income	$42,855	24.1%	$80,564	31.3%	$213,936	31.3%	213,277	29.0%

GAAP income from continuing operations	$30,542	17.2%	$62,263	24.2%	$158,359	23.2%	$154,679	21.0%
Amortization of acquired intangible assets	72	0.0%	83	0.0%	214	0.0%	248	0.0%
Transition costs	—	0.0%	20	0.0%	(80)	0.0%	7,953	1.1%
COVID-19	38	0.0%	80	0.0%	169	0.0%	1,134	0.2%
Spin related stock-based compensation	43	0.0%	—	—	104	0.0%	442	0.1%
Relocation expenses	2,980	1.7%	—	—	8,528	1.2%	—	—
Tax effect of non-GAAP adjustments	(733)	-0.4%	(46)	0.0%	(2,054)	-0.3%	(2,444)	-0.3%

Non-GAAP income from continuing operations	$32,942	18.5%	$62,400	24.2%	$165,240	24.2%	$162,012	22.0%

GAAP income from continuing operations per share - diluted	$0.65		$1.12		$3.28		$2.75
Amortization of acquired intangible assets	—		—		—		—
Transition costs	—		—		—		0.14
COVID-19	—		—		—		0.02
Spin related stock-based compensation	—		—		—		0.01
Relocation expenses	0.06		—		0.18		—
Tax effect of non-GAAP adjustments	(0.02)		—		(0.04)		(0.04)

Non-GAAP income from continuing operations per share - diluted	$0.69		$1.12		$3.42		$2.88 (a)

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2022	January 31, 2021	January 31, 2022	January 31, 2021
GAAP income from continuing operations	$30,542	$62,263	$158,359	$154,679
Interest expense	639	592	1,740	3,471
Income tax expense	9,337	18,520	47,281	47,176
Depreciation and amortization	7,179	7,017	22,346	23,264
Stock-based compensation expense	1,199	1,317	3,565	3,392
COVID-19	38	80	169	1,134
Transition costs	—	20	(80)	7,953
Relocation expense	2,980	—	8,528	—

Non-GAAP Adjusted EBITDAS	$51,914	$89,809	$241,908	$241,069

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF OPERATING CASH FLOW FROM CONTINUING OPERATIONS TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2022	January 31, 2021	January 31, 2022	January 31, 2021
Net cash (used in)/provided by operating activities	$6,911	$60,349	$112,275	$198,437
Net cash used in investing activities	(5,012)	(3,256)	(15,211)	(18,570)

Free cash flow	$1,899	$57,093	$97,064	$179,867